UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2013

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)(d) On September 3, 2013, Mr. Pierre F. Lapeyre, Jr. and Mr. David Leuschen resigned from the Board of Directors (the “Board”) of EP Energy Corporation (“EPE”), the corporate parent of EP Energy LLC (the “Registrant”).  Pursuant to its director appointment rights under EPE’s Stockholders Agreement dated August 30, 2013, on September 3, 2013 an affiliate of Riverstone Holdings LLC (“Riverstone”) designated Mr. Ralph Alexander and Mr. Robert M. Tichio to replace Messrs. Lapeyre and Leuschen on the Board of EPE, effective immediately.  Board members do not currently receive a retainer or board meeting fees from EPE or the Registrant for serving on EPE’s Board, and no plans, contracts or arrangements were entered into or amended in connection with these appointments.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: September 6, 2013	By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and Chief Financial Officer

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